Transformative Combination Creates Global Player In Innovative End-To- End Broadband Video Solutions December 19, 2012 ARRIS to Acquire Motorola Home Business from Google Exhibit 99.1

Speaking Today

Bob Stanzione, ARRIS
Chairman of the Board of
Directors, President and CEO
Marwan Fawaz,
EVP, Motorola Mobility
David Potts, ARRIS
CFO, EVP
Bruce McClelland, ARRIS
Group President,
Products and Services
ARRIS to Acquire Motorola Home

Safe Harbor

ARRIS to Acquire Motorola Home
This presentation contains forward looking statements.  These statements include, among others, statements concerning projections of revenues, income and other financial items; plans for future performance of ARRIS following the completion of the Motorola Home Business acquisition, ARRIS’ ability to drive the strategic benefits outlined; and the time frame during which the acquisition will close.  Statements regarding future events are based on the parties’ current expectations.  Actual results may differ materially from those contained in any forward-looking statement.  Forward-looking statements are necessarily subject to associated risks related to, among other things, successful outcome of the acquisition process, regulatory approval of the acquisition, the potential impact on the business of Motorola Home Business due to uncertainty about the acquisition, the retention of employees of Motorola Home Business and the ability of ARRIS to successfully integrate Motorola
Home’s opportunities, technology, personnel and operations.  Other factors that could cause results to differ from current expectations include: the uncertain current economic climate and financial markets, and their impact on our customers’ plans and access to capital: the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions; rights to intellectual property and the current trend toward increasing patent litigation, market trends and the adoption of industry standards; possible acquisitions and dispositions; and consolidations within the telecommunications industry of both the customer and supplier base.  These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company’s business. Additional information regarding these and other factors can be found in ARRIS’ reports filed with the Securities and
Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2012.  In providing forward-
looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

ARRIS Announces Agreement
to Acquire the Motorola Home Business
ARRIS has announced an agreement to acquire all of the outstanding stock of
Motorola Home from Google for $2,350 million of cash and stock consideration
Motorola Home is a leading global supplier of digital video and IPTV hardware and software solutions for the cable, telecom, broadcast & satellite markets
- Strong fit with ARRIS business and strategy
- Significantly grows customer base
- Strengthens relationships with Service Providers
Transforms ARRIS into a video / broadband player with global footprint
- Enhanced product suite creates an industry leader
- Increased relevance in the marketplace drives future growth
Materially enhances shareholder value, both immediate and long-term
- Meaningful accretion to EPS in the first full year on a Non-GAAP basis
Transaction is expected to close by Q2 2013, subject to customary regulatory approval
3

ARRIS to Acquire Motorola Home

Key Transaction Terms
Transaction Structure: Acquisition of 100% of the shares of General Instrument Corporation from Motorola
Mobility
Acquisition of approximately 1,000 patents and license to a wide array of Motorola
Mobility patents
Provisions to cap potential liability from certain existing IP infringement litigation, including TiVo
Transaction
Consideration:
Total consideration to Google of $2,350 million (cash-free / debt-free, normalized net working capital basis)
- $2,050 million Cash consideration: funded with existing cash on hand and new acquisition financing
- 21.3 million shares
- $300 million Equity consideration based on share price of $14.11 (20 day-trading trailing closing average)
- New equity issued to be passive investment in common stock, subject to customary lockup and standstill provisions and voting restrictions
Source of Financing: $2,175 million aggregate financing commitment received from Bank of America
Merrill Lynch and Royal Bank of Canada
- ~$1,000 million Term Loan A
- ~$925 million Term Loan B
- ~$250 million revolving credit facility (unfunded at close)
Closing Conditions: Customary regulatory approvals
Expected Closing: By Q2 2013

ARRIS to Acquire Motorola Home

ARRIS Overview
High tech, leading provider of voice, high-speed data,
and video solutions to the global broadband industry
Product Portfolio Overview
Key Highlights Quick Facts
• $1.3B  Revenue last 4 quarters
• Market Cap: ~$1.6 B
1
• $134M Cash from Operating Activities last 4
quarters
• Headquarters: Suwanee, GA ~2,100 Employees
• Profitable business with solid cash generation
• Significant organic investment and focused M&A
• Technological strength in key product categories
• Strong customer relationships based on close
collaborations

ARRIS to Acquire Motorola Home
Network Infrastructure CPE
Media Services
Platform (MSP)
C4 CMTS
E6000 Converged
Edge Router
Voice & Data Wi-Fi Routers Triple Play
Note:
1. Based on closing share price on  12/18/2012

Motorola Home  Overview
Positioned to Be at the Forefront of the IP Transformation
in the Home and the Network
ARRIS to Acquire Motorola Home

Product Portfolio Overview
Home Devices
Providing a range of user-oriented
multiscreen, home solutions, and
integration solutions
Network Infrastructure Solutions Converged Experiences
Delivering next-gen broadband
solutions
Enabling rich media experiences
and IP services
Key Highlights Quick Facts
• Headquartered in Horsham, PA, with a global
presence including 18 major sites
• ~5,000 employees
• 500+ customers in 70 countries
• ~$3.4B Revenue last 4 quarters, ~37% international
• 50+ years of leading the industry evolution
• Recognized industry leader with record of innovation
• Global, broad and deep customer relationships with
major Telcos and MSOs
• Comprehensive product suite for entire video delivery
value chain
• Proven technical and product leadership
• Strong cash flow generation and long-term growth
opportunities

ARRIS and Motorola Home
A Video and Broadband Leader

ARRIS to Acquire Motorola Home
~$4.7B annual revenues (last 4 quarters)
~35% international sales mix
~7,000 employees worldwide
Expanded Intellectual Property portfolio

Acquisition Transforms ARRIS into
Player with Global Footprint
Significant Earnings
Accretion
Enhanced Relevance in the
Marketplace
Accelerated Time to Market
Expanded Customer Base
and Global Customer
Diversification
Materially
Enhanced
Shareholder
Value
• Expanded Product / Service
Portfolio
• Greatly Enhanced Video
Capabilities and Expertise
• Exposure to New Growth
Areas in Converged
Experiences
• Strong Positions in Key
Product Areas
• Strong Projected Free Cash
Flow from Operations
• Increased Intellectual
Property and Video DNA

ARRIS to Acquire Motorola Home

ARRIS + Motorola Home Customer Diversification More Diversified Customer Base Top 5 = 51% of revenue * * Trailing 4 quarters ended September 30, 2012 9 ARRIS to Acquire Motorola Home

Complementary ARRIS/Motorola Solution Set Opportunity for synergy , growth and market expansion 10 ARRIS to Acquire Motorola Home

Hardware
SD / HD / HD-DVR STB
QAM/IP
DOCSIS / DSL Gateways
Converged IP Video Gateway
Thin client boxes/software
Monitors / sensors
Services Linear Content, VOD, HD, DVR
Home Networking
Linear Content, VOD, HD, DVR / nDVR,
Multiscreen, OTT, Home Networking, Monitoring,
Automation
Today’s set top boxes will be essential as
the industry evolves to Home Gateways
Connected TVs will play a role in Pay-TV
services and will drive network (IP) traffic
Economic inertia dictates an evolutionary
approach, not revolutionary
‘Over-the-top’ entertainment highly integrated
into Service Provider offerings
The Evolution of Home Entertainment
and Services
QAM
IP Link
IP
Triple
Play
Services
IP
QAM
Bundled
Offerings
Cloud Services
e.g. Multi-Screen,
Home Mgmt, etc.
Current
Future

ARRIS to Acquire Motorola Home

Bandwidth Demand Creates Strong
Network Product Opportunities
IP Video (Streaming Media) Is Driving The
Growing Bandwidth Trends!
Calculated from MSO Data & Sandvine Statistics
Products
CMTS, CCAP, Edge-QAM,
Optics, RF Amplifiers,
Encoding / Transcoding

ARRIS to Acquire Motorola Home
17%
15%
38%
30%
16%
19%
16%
49%
17%
18%
11%
54%
18%
19%
20%
43%

Increased Intellectual Property Portfolio
Transaction includes a transfer of certain patents
- Combined company will have approximately 2,000 granted and in-
process patents
- Emphasis on Video Processing, Networking, Security/DRM, and User
Experience
Important License Agreement for Additional IPR
- License to wide array of Motorola Mobility patents
Exposure to Certain Pending Lawsuits Addressed
- Provisions to cap potential liability from certain existing IP infringement litigation, including TiVo

ARRIS to Acquire Motorola Home

David Potts EVP and CFO, ARRIS Group, Inc. Financial Highlights ARRIS to Acquire Motorola Home 14

Financially Compelling Transaction
Accelerates revenue scale and growth profile
- Pro forma Revenues of $4.7 billion for the trailing four quarter period ended September 30, 2012
- Significant R&D scale enhances growth potential
Meaningful synergy potential
- Run-rate synergy potential to be achieved within ~12 months
Significant shareholder value creation
- Immediately accretive to Non-GAAP EPS
(1)
ARRIS maintains strong balance sheet post-transaction with
available liquidity of ~$655 million (prior to anticipated repayment of existing $232 million convertible notes in Q4 2013)
(1) Non-GAAP EPS exclude stock based compensation, amortization of acquired intangibles, acquisition costs, restructuring

ARRIS to Acquire Motorola Home

Transaction Structuring
($ in millions)
Notes:
(1) Pro Forma 2012 Leverage multiples include $232 million of convertible notes (anticipated repayment in 2013)
(2) Estimated Pro Forma 2012 Non-GAAP EBITDA excludes stock based compensation, synergies and deal costs
(3) Estimated Gross Interest Expense includes interest on existing convertible notes; Assumes 12/31/12 close for illustrative purposes
(4) Estimated liquidity anticipates funds needed for repayment of existing ARRIS convertible notes due in 2013
(5) Includes cash and cash equivalents, including short-term and long-term investments; Assumes 12/31/12 close for illustrative purposes
Sources
Cash from ARRIS Balance Sheet $195
Revolver ($250mm) 0
Term Loan A 1,000
Term Loan B 925
Stock Consideration 300
Total Sources $2,420
Estimated Liquidity at Close
(4)
Expected Cash at 12/31/12
(5)
$600
Less: Cash to Fund Transaction (195)
Cash at Closing $405
Plus: Revolver Capacity at Close 250
Available Liquidity $655
Uses
Purchase Price $2,350
Estimated Fees 70
Total Uses $2,420

ARRIS to Acquire Motorola Home
Estimated Pro Forma '12 Credit Metrics
(1) (2)
CY12E
Secured Debt / '12 PF EBITDA
(2)
3.4x
Total Debt / '12 PF EBITDA
(2)
3.8x
Net Debt / '12 PF EBITDA
(2)
3.1x
'12 PF EBITDA
(2)
/Gross Interest Expense
(3)
6.9x

$2,175 million aggregate financing commitment received from Bank of America Merrill Lynch and Royal Bank of Canada
Financing will consist of:
- ~$1,000 million five-year Term Loan A
- ~$925 million seven-year Term Loan B
- ~$250 million unfunded revolving credit facility
Customary covenants:
- Maximum total net leverage
- Minimum interest coverage
Amortization:
- Term Loan A: back-end weighted amortization
- Term Loan B: 1% per annum
Closing and funding in conjunction with acquisition closing
Source of Financing

ARRIS to Acquire Motorola Home

Historical Revenues
($ in millions)
(1) Financials for 2012 – 9 Mos. represent unaudited results
2011 2012 - 9 Mos.
(1)
ARRIS $1,089 $1,010
Motorola Home 3,533 2,527
Pro Forma $4,622 $3,537

ARRIS to Acquire Motorola Home

Target Annual Model Post-Integration
Estimated GAAP and Non-GAAP Earnings
(1) Target model assumes integration and synergies complete
(2) Operating expenses includes stock based compensation and depreciation; does not include amortization of acquired intangibles
(3) Assumes no share repurchases and normal course equity grants
(4) Non-GAAP EPS excludes stock based compensation, amortization of acquired intangibles; see reconciliation of Non-GAAP measures
Model Yields Significant Non-GAAP EPS Accretion
($ in millions)

ARRIS to Acquire Motorola Home
Pro Forma Combined
Full Year Target Range
(1)
Revenue $4,800
<->
$5,100
% Gross Margin 29% <-> 30%
Operating Expenses
(2)
930
<->
980
Interest Expense 75 75
% Tax Rate 38% 38%
Shares Outstanding
(3)
145
<->
145
GAAP EPS $0.48
<->
$0.63
Non-GAAP EPS
(4)
$2.00
<->
$2.15
Capex $60
<->
$70

Target Annual Model Post-Integration
Estimated Non-GAAP EBITDA and Free Cash Flow
($ in millions)
(1) Target model assumes integration and synergies complete
(2) Non-GAAP EBITDA excludes stock based compensation; see reconciliation of Non-GAAP measures

ARRIS to Acquire Motorola Home
Strong EBITDA Profile
Significant Ability to Pay Down Debt
Estimated Free Cash Flow
Pro Forma Combined
Full Year Target Range
(1)
Non-GAAP EBITDA
(2)
$608
<->
$643
Interest Expense 75
<->
75
Cash Taxes 160
<->
170
Capex 70
<->
60
Free Cash Flow $303
<->
$338

Expect ~$100 - $125 million annual cost synergies
- Supply chain
- R&D
- SG&A
Anticipate costs to achieve synergies of ~$80 - $100 million
Expect ~12 months to achieve full run-rate benefit
Estimated Annual Cost Synergies
($ in millions)
Cost Synergies Reflective of Conservative View

ARRIS to Acquire Motorola Home

Target Annual Model Post-Integration
GAAP to Non-GAAP EPS Reconciliation
(1) Purchase accounting impacts reflect current estimates. Amortization and other items may change
(2) Assumes no share repurchases and normal course equity grants
(3) Non-GAAP EPS excludes stock based compensation, amortization of acquired intangibles
($ in millions)

ARRIS to Acquire Motorola Home
Combined Business Yields Significant Non-GAAP EPS Accretion
GAAP to Non-GAAP EPS
Reconciliation
GAAP Net Income $70
<->
$92
Amortization
(1)
295 295
Stock Based Compensation 60 60
Tax Effect on Above Items (135) (135)
Estimated Non-GAAP Net Income $290
<->
$312
Shares Outstanding
(2)
145 145
GAAP EPS $0.48
<->
$0.63
Non-GAAP EPS
(3)
$2.00
<->
$2.15

Target Annual Model Post-Integration
GAAP to Non-GAAP EBITDA Reconciliation
(1)Purchase accounting impacts reflect current estimates. Amortization and other items may change
(2)Non-GAAP EBITDA excludes stock based compensation
($ in millions)
GAAP to Non-GAAP EBITDA
Reconciliation
GAAP Net Income
$70 <-> $92
Tax Expense
43 <-> 56
Interest Expense
75 75
Amortization
(1)
295 295
Depreciation
65 65
EBITDA
$548 <-> $583
Stock Based Compensation
60 60
Non-GAAP EBITDA
(2)
$608 <-> $643

ARRIS to Acquire Motorola Home

Summary 24 ARRIS to Acquire Motorola Home Bob Stanzione Chairman and CEO, ARRIS Group, Inc.

Increasing Shareholder Value

ARRIS to Acquire Motorola Home
Significant Earnings Accretion
Enhanced Relevance in the Marketplace
Rapid Debt Paydown
Increased Customer Diversification and Installed Base
Increase Intellectual Property and Video DNA

Questions?

27 ARRIS to Acquire Motorola Home